     FUND TYPE:
     _________________________________
     Stock

     INVESTMENT OBJECTIVE:
     _________________________________
     Capital appreciation


     Nicholas-Applegate
     Growth Equity Fund

                                                [GRAPHIC]

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PROSPECTUS: MARCH 15, 1999


As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved the Fund's shares,
nor has the SEC determined that
this prospectus is complete or
accurate. It is a criminal
offense to state otherwise.
                                                [LOGO] PRUDENTIAL
                                                       INVESTMENTS

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   Table of Contents
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 1   RISK/RETURN SUMMARY
 1   Investment Objective and Principal Strategies
 1   Principal Risks
 2   Evaluating Performance
 4   Fees and Expenses

 6   HOW THE FUND INVESTS
 6   Investment Objective and Policies
 7   Other Investments
 7   Additional Strategies
 8   Investment Risks

 10  HOW THE FUND IS MANAGED
 10  Board of Directors
 10  Manager
 10  Investment Adviser
 11  Portfolio Managers
 11  Distributor
 11  Year 2000 Readiness Disclosure

 13  FUND DISTRIBUTIONS AND TAX ISSUES
 13  Distributions
 14  Tax Issues
 15  If You Sell or Exchange Your Shares

 16  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
 16  How to Buy Shares
 24  How to Sell Your Shares
 28  How to Exchange Your Shares

 30  FINANCIAL HIGHLIGHTS
 31  Class A Shares
 32  Class B Shares
 33  Class C Shares
 34  Class Z Shares

 36  The Prudential Mutual Fund Family
     For More Information (Back Cover)

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   NICHOLAS-APPLEGATE GROWTH EQUITY FUND              [GRAPHIC] (800) 225-1852

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   Risk/Return Summary
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This section highlights key information about the NICHOLAS-APPLEGATE GROWTH EQUITY FUND, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is CAPITAL APPRECIATION. This means we seek investments that will increase in value. We normally invest at least 90% of the Fund's total assets in a diversified portfolio of equity securities, primarily in the common stock of U.S. companies.

   To achieve our objective, we look for securities that will provide investment returns above those of the Standard & Poor's 500 Stock Index (the S&P 500). We intend to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. As of December 30, 1998, the middle 90% included companies with market capitalizations between approximately $1.6 billion and $10.7 billion. Market capitalization of a company is the total market price of its publicly traded equity securities. The market capitalization of companies in the index will change over time. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in stocks, there is the risk that the price of a particular stock we own could go down, or pay lower-than-expected dividends. Generally, the stock prices of medium-size and small companies are less stable than large companies, although this is not always the case. The Fund's net asset value may be subject to above-average fluctuations.

   In addition to an individual stock losing value, there is the risk that the value of the equity markets as a whole could go down, which could affect the value of all of the Fund's stock investments. Some of our investment strategies also involve risk. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "Investment Risks."

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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WE'RE GROWTH EQUITY INVESTORS
In deciding which stocks to buy, we use what is known as a growth equity investment style. That is, we invest in stocks of companies that we expect to enter into an accelerating earnings period, to attract increasing institutional sponsorship or to demonstrate strong price appreciation relative to their industries and to broad market averages.

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   Risk/Return Summary
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EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The table shows how the Fund's average annual returns for the periods indicated compare with those of a broad-based securities market index and a group of similar mutual funds. They demonstrate the risk of investing in the Fund and how returns can change from year to year. Past performance does not mean that the Fund will achieve similar results in the future.

                           [BAR CHART APPEARS HERE]

Annual Returns (Class A shares/1/)


  1989      1990       1991     1992     1993      1994       1995     1996       1997       1998
36.83%    (10.02)%    55.36%   8.96%    20.26%    (9.53)%    31.20    16.45%     17.33%     12.83%

BEST QUARTER: 25.05% (4th quarter of 1998)
WORST QUARTER: (20.08)% (3rd quarter of 1990)

1 These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-98)

----------------------------------------------------------------------
                           1 YR   5 YRS  10 YRS        SINCE INCEPTION
  Class A shares          7.19%  11.70%  15.86% 12.65% (since 4-9-87)
  Class B shares          6.87%  11.83%     N/A 14.95% (since 6-10-91)
  Class C shares          9.75%     N/A     N/A 16.05% (since 8-1-94)
  Class Z shares         13.13%     N/A     N/A 19.32% (since 3-18-97)
  S&P 500/2/             28.60%  24.05%  19.19% N/A
  Russell Midcap Growth
   Index /3/             17.86%  17.34%  17.30% N/A
  Lipper Average/4/      12.24% 102.87% 335.55% N/A

1 The Fund's returns are after deduction of sales charges and expenses.
2 The Standard & Poor's 500 Stock Index--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges, and would be lower if they did. S&P 500 returns since the inception of each class are 16.22% for Class A, 19.19% for Class B, 27.67% for Class C and 34.05% for Class Z shares. Source: Lipper, Inc.


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2    NICHOLAS-APPLEGATE GROWTH EQUITY FUND            [GRAPHIC] (800) 225-1852

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   Risk/Return Summary
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3 The Russell Midcap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 index with higher than average price to book ratios and forecasted growth. These returns do not include the effect of any sales charges, and would be lower if they did. Russell Midcap Growth Index returns since inception of each class are 13.90% for Class A, 16.00% for Class B, 21.16% for Class C and 26.02% for Class Z Shares. Source: Russell Indexes.

4 The Lipper Mid-Cap Funds Average gives the average return of all mutual funds in the Lipper Mid-Cap Fund category. These returns do not include the effect of any sales charges, and would be lower if they did. Lipper returns since the inception of each class are 12.55% for Class A, 14.65% for Class B, 18.78% for Class C and 22.41% for Class Z shares. Source: Lipper, Inc.

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   Risk/Return Summary
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FEES AND EXPENSES
These tables show the sales charges, fees and expenses for each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges-- known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
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                                             CLASS A  CLASS B CLASS C CLASS Z
  Maximum sales charge (load) imposed on           5%    None      1%    None
  purchases (as a percentage of offering
  price)

  Maximum deferred sales charge (load)           None   5%/2/   1%/3/    None
  imposed on sales (as a percentage of the
  lower of original purchase price or sale
  proceeds)

  Maximum sales charge (load) on reinvested      None    None    None    None
  dividends and other distributions

  Redemption fees                                None    None    None    None

  Exchange fee                                   None    None    None    None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------
                                             CLASS A  CLASS B CLASS C CLASS Z
  Management fees                             .95%       .95%    .95%    .95%
  + Distribution (12b-1) and service fees     .30%/4/   1.00%   1.00%    None
  + Other expenses                            .29%       .29%    .29%    .29%
  = TOTAL ANNUAL FUND OPERATING EXPENSES     1.54%      2.24%   2.24%   1.24%
  - Waivers and/or reimbursements             .05%       None    None    None
  = NET ANNUAL FUND OPERATING EXPENSES       1.49%      2.24%   2.24%   1.24%

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
4 For the fiscal year ending December 31, 1999, the Distributor of the Fund has contractually agreed to reduce its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


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4    NICHOLAS-APPLEGATE GROWTH EQUITY FUND            [GRAPHIC] (800) 225-1852

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   Risk/Return Summary
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EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual Funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration the Distributor's agreement to reduce its distribution and service fees for Class A shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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                  1 YR 3 YRS  5 YRS  10 YRS
  Class A shares  $640 $  936 $1,253 $2,148
  Class B shares  $727 $1,000 $1,300 $2,282
  Class C shares  $425 $  793 $1,288 $2,649
  Class Z shares  $126 $  393 $  681 $1,500

You would pay the following expenses on the same investment if you did not sell your shares:

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                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $640  $936 $1,253 $2,148
  Class B shares  $227  $700 $1,200 $2,282
  Class C shares  $325  $793 $1,288 $2,249
  Class Z shares  $126  $393 $  681 $1,500


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   How the Fund Invests
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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is CAPITAL APPRECIATION. This means we seek investments that will increase in value. While we make every effort to achieve our objective, we can't guarantee success.

   In pursuing our objective, we normally invest at least 90% of the Fund's total assets in a diversified portfolio of equity securities--primarily in the COMMON STOCK of companies that we believe will provide investment returns above those of the S&P 500. This means that we focus on securities whose increases in price plus dividends, as a percentage of the current stock price, are higher than the average for the stocks that make up the S&P 500.

   We buy common stock of companies with market capitalizations (total market price of publicly traded equity securities) corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. As of December 30, 1998, the middle 90% included companies with capitalization between approximately $1.6 billion and $10.7 billion. Capitalizations of companies in the Index will change with market conditions and company prospects.

   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.


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WE USE A GROWTH-EQUITY MANAGEMENT APPROACH
Our growth equity investment strategy uses a bottom-up (company-by-company) stock selection process. Our portfolio management team uses three strict criteria in selecting stocks: evidence of positive fundamental change, sustainable earnings growth and timeliness of investment. Our sell discipline is nonemotional. When a stock fails to meet these three criteria, it is replaced with a more appropriate candidate. Using these guidelines, we focus on companies with the potential to generate the earnings growth necessary to provide long-term capital appreciation.

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6    NICHOLAS-APPLEGATE GROWTH EQUITY FUND            [GRAPHIC] (800) 225-1852

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   How the Fund Invests
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OTHER INVESTMENTS
In addition to the principal strategies, we may also make the following investments to try to increase the Fund's returns or protect its assets if market conditions warrant.

MONEY MARKET INSTRUMENTS
Under normal circumstances, the Fund may invest up to 10% of its total assets in MONEY MARKET INSTRUMENTS. Money market instruments include the commercial paper of U.S. corporations, short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. government or its agencies.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but may help to preserve the Fund's assets when the equity markets are unstable. The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a nationally recognized statistical rating organization.

REPURCHASE AGREEMENTS
The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

ADDITIONAL STRATEGIES
The Fund is also authorized to HOLD FOREIGN SECURITIES and ILLIQUID SECURITIES, PURCHASE PUT AND CALL OPTIONS, BORROW MONEY, LEND ITS SECURITIES, and use certain other strategies. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these strategies and restrictions, see the SAI.

PORTFOLIO TURNOVER
As a result of the strategies described above, the Fund may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally

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   How the Fund Invests
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the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal and other investments. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

 INVESTMENT TYPE
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS

 COMMON STOCK OF      . Individual stocks     . Historically,
 U.S. COMPANIES         could lose value        stocks have
 At least 65%, but                              outperformed
 normally 90%         . The equity              other
                        markets could go        investments over
                        down, resulting         the long term
                        in a decline in
                        value of the          . Generally,
                        Fund's                  economic growth
                        investments             means higher
                                                corporate
                      . Companies that          profits, which
                        pay dividends may       lead to an
                        not do so if they       increase in
                        don't have              stock prices,
                        profits or              known as capital
                        adequate cash           appreciation
                        flow
                                              . May be a source
                      . Changes in              of dividend
                        economic or             income
                        political
                        conditions, both
                        domestic and
                        international,
                        may result in a
                        decline in value
                        of the Fund's
                        investments

                      . The Fund's net
                        asset value may
                        be subject to
                        above-average
                        fluctuations
                        because greater-
                        than-average risk
                        will be assumed
                        in investing in
                        companies to
                        achieve higher
                        than average
                        capital growth

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8    NICHOLAS-APPLEGATE GROWTH EQUITY FUND             [GRAPHIC] (800) 225-1852

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   How the Fund Invests
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 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL       RISKS                  POTENTIAL REWARDS
 ASSETS

 MONEY MARKET         . Limits potential      . May preserve the
 INSTRUMENTS            for capital             Fund's assets
 Up to 100% on a        appreciation
 temporary basis
                      . Credit Risk--the
                        default of an
                        issuer would
                        leave the Fund
                        with unpaid
                        interest or
                        principal. The
                        lower a bond's
                        quality, the
                        higher its
                        potential
                        volatility

                      . Market Risk--the
                        risk that the
                        market value of
                        an investment may
                        move up or down,
                        sometimes rapidly
                        or unpredictably.
                        Market risk may
                        affect an
                        industry, a
                        sector or the
                        market as a whole

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   How the Fund is Managed
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BOARD OF DIRECTORS

The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PIFM supervises the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 1998, the Fund paid PIFM management fees of .95% of the Fund's average net assets.

   As of January 31, 1999, PIFM served as the Manager to all 46 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.7 billion.

INVESTMENT ADVISER
NICHOLAS-APPLEGATE CAPITAL MANAGEMENT (NACM)
600 WEST BROADWAY
SAN DIEGO, CA 92101-3311

   Under a sub-advisory agreement with the Fund, NACM manages the investment operations of the Fund. It is compensated by PIFM, not the Fund. For the fiscal year ended December 31, 1998, PIFM paid NACM sub-advisory fees of .75% of the Fund's average net assets.

   As of December 31, 1998, NACM served as investment adviser to a variety of institutional and individual clients, with aggregate assets of approximately $31 billion. NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation.


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10   NICHOLAS-APPLEGATE GROWTH EQUITY FUND            [GRAPHIC] (800) 225-1852

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   How the Fund is Managed
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PORTFOLIO MANAGERS
The Fund is managed under the general supervision of ARTHUR E. NICHOLAS (who has been the Chief Investment Officer of NACM since its organization) and CATHERINE SOMHEGYI, NACM's Chief Investment Officer-- Global Equity, who has been employed by NACM since 1987. NACM uses a team management approach for the day-to-day management of the Fund's portfolio. The members of the team are Andrew B. Gallagher, WILLIAM H. CHENOWETH, EMMY SOBIESKI and THOMAS J. SULLIVAN. Mr. Gallagher has been employed by NACM since 1992. Mr. Chenoweth has been employed by NACM since 1998; he was previously employed by Turner Investment Partners, Inc. as a senior portfolio manager and securities analyst. Ms. Sobieski has been employed by NACM since 1998; she was previously employed by Farmers Insurance Investment Division as a portfolio manager. Mr. Sullivan has been employed by NACM since 1994; he was previously employed by Donaldson, Lufkin & Jenrette Securities Corporation as an operations liaison.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. As authorized by the Agreement, you may pay sales charges to PIMS as shown in "How to Buy, Sell and Exchange Shares of the Fund." The Fund also has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees-- are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services.

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   How the Fund is Managed
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Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Investment Adviser, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

   Additionally, issuers of securities generally as well as those purchased by the Fund may confront Year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.


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12   NICHOLAS-APPLEGATE GROWTH EQUITY FUND            [GRAPHIC] (800) 225-1852

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   Fund Distributions and Tax Issues
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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays DIVIDENDS of ordinary income and distributes LONG-TERM CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund may also be subject to state income tax in the state where you live.

   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified tax-deferred plan or account.

   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund pays DIVIDENDS to shareholders out of any net investment income, plus any short-term capital gains typically once a year. For example, if the Fund owns an ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

   The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year--which are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20% but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.

   For your convenience, dividends and distributions of capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be

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   Fund Distributions and Tax Issues
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subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you receive any distributions from your qualified tax-deferred plan or account.

   Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out the value of each share of the Fund decreases by the amount of the dividend to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase means that part of your investment came back to you as taxable income.


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14   NICHOLAS-APPLEGATE GROWTH EQUITY FUND            [GRAPHIC] (800) 225-1852

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   Fund Distributions and Tax Issues
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QUALIFIED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

[GRAPHIC]

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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   How to Buy, Sell and
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   Exchange Shares of the Fund
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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

   To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

   When choosing a share class, you should consider the following:
   .  The amount of your investment
   . The length of time you expect to hold the shares and the impact of the varying distribution fees


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  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

  . Whether you qualify for any reduction or waiver of sales charges

  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

  . Whether you qualify to purchase Class Z shares.

  See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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                            CLASS A          CLASS B         CLASS C          CLASS Z

  Minimum purchase          $1,000           $1,000          $2,500           None
  amount

  Minimum amount for        $100             $100            $100             None
  subsequent purchases/1/

  Maximum initial           5% of the public None            1% of the public None
  sales charge              offering price                   offering price

  Contingent Deferred       None             If sold during: 1% on sales      None
  Sales Charge                               Year 1       5% made within
  (CDSC)/2/                                  Year 2       4% 18 months of
                                             Year 3       3% purchase/2/
                                             Year 4       2%
                                             Years 5/6 1%
                                             Year 7       0%
  Annual distribution       .30 of 1%;       1%              1%               None
  (12b-1) and service fees  (.25 of 1%
  (shown as a percentage    currently)
  of average net
  assets)/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-- Automatic Investment Plan."
2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year.
3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 pf 1% service fee) and is .75 of 1% for Class B and Class C shares.

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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

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                           SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE       OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                    5.00%              5.26%       4.75%
  $25,000 to $49,999                   4.50%              4.71%       4.25%
  $50,000 to $99,999                   4.00%              4.17%       3.75%
  $100,000 to $249,999                 3.25%              3.36%       3.00%
  $250,000 to $499,999                 2.50%              2.56%       2.40%
  $500,000 to $999,999                 2.00%              2.04%       1.90%
  $1 million and above/1/               None               None        None

1 If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:
   . Invest with an eligible group of related investors
   . Buy the Class A shares of two or more Prudential mutual funds at the same time
   . Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing to determine the applicable sales charge (note: you must notify the transfer Agent if you qualify for Rights of Accumulation)
   . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

Benefit Plans. Benefit Plans can avoid Class A's initial sales charges if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential mutual funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or


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participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi" trust, or a nonqualified deferred compensation plan sponsored by an employer that has a tax qualified benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

   Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs, where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services
  . Mutual fund "supermarket" programs, where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Participants who are repaying loans

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from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services may also purchase Class C Shares without an initial sales charge.

Prudential Retirement Plans. The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

  . Purchase your shares through an account at Prudential Securities
  . Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation
  . Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.

QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Fund can be purchased by any of the following:

  . Any Benefit Plan as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets
  . Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option


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  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option
  . Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and, as of September 20, 1996, were either Class Z shareholders of the Prudential mutual funds or executed a letter of intent to purchase Class Z shares of the Prudential mutual funds
  . The Prudential Securities Cash Balance Pension Plan, an employee- defined benefit plan sponsored by Prudential Securities
  . Current and former Directors/Trustees of the Prudential Mutual Funds
    (including the Fund)
  . Employees of Prudential and/or Prudential Securities who participate in a
    Prudential-sponsored employee savings plan
  . Prudential with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares, and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."

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MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). We value portfolio securities based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the prices of mutual funds daily.

   We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of Fund shares for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

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Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year, we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, we will credit payment to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid the delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
At certain times you may not be able to sell shares of the Fund, or we may delay paying you the proceeds from a sale. This may happen during


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unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

   If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust, and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  . Amounts representing shares you purchased with reinvested dividends and distributions
  . Amounts representing shares that represent the increase in NAV above the total amount of your payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

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   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (or one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

  . After a shareholder dies or is disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  . On certain sales from a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Prudential Retirement Plans. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The


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CDSC will also be waived on redemptions sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in the Guaranteed Investment Account, a group annuity insurance product sponsored by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and shares of the Stable Value Fund, an unaffiliated bank collective fund.

Other Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA, or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you may reinvest any of the redemption proceeds in shares of the same Fund for 90 days without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. To take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


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RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. Special distribution and income tax withholding requirements apply to distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after your initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   If you exchange--and then sell--Class B shares within approximately six years of your original purchase, or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding periods for CDSC liability.


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   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

   If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis, if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day on which the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

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   Financial Highlights
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The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

   Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.


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   Financial Highlights
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CLASS A SHARES
The financial highlights for the four years ended December 31, 1998, were audited by Ernst & Young LLP, and the financial highlights for the year ended December 31, 1994, were audited by other independent auditors, whose reports were unqualified.

  CLASS A SHARES (FISCAL YEARS ENDED 12-31)
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  PER SHARE OPERATING PERFORMANCE       1998     1997     1996  1995/1/  1994/1/
  NET ASSET VALUE, BEGINNING OF
  YEAR                                $14.47   $15.41   $15.18   $11.99   $13.56
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss                  (.17)    (.12)    (.14)    (.11)    (.07)
  Net realized and unrealized
  gain (loss) on investment
  transactions                          1.95     2.60     2.64     3.82   (1.19)
  TOTAL FROM INVESTMENT
  OPERATIONS                            1.78     2.48     2.50     3.71   (1.26)
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  LESS DISTRIBUTIONS:
  Dividends from net investment
  income                                  --       --       --       --       --
  Distributions from net realized
  gains                                (.87)   (3.42)   (2.27)    (.52)    (.31)
  TOTAL DISTRIBUTIONS                  (.87)   (3.42)   (2.27)    (.52)    (.31)
  NET ASSET VALUE, END OF YEAR        $15.38   $14.47   $15.41   $15.18   $11.99
  TOTAL RETURN/2/                     12.83%   17.33%   16.45%   31.20%  (9.53)%
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  RATIOS/SUPPLEMENTAL DATA              1998     1997     1996     1995     1994
  NET ASSETS, END OF YEAR (000)     $130,362 $133,973 $145,120 $124,340  $88,069
  Average net assets (000)          $124,408 $139,933 $136,482 $109,740  $93,620
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including
  distribution fees                    1.45%    1.37%    1.41%    1.44% 1.49%/4/
  Expenses, excluding
  distribution fees                    1.24%    1.19%    1.23%    1.27% 1.32%/4/
  Net investment income              (1.19)%   (.82)%   (.93)%   (.83)%   (.59)%
  Portfolio turnover/3/                 171%     182%     113%     106%     110%
  Asset coverage or borrowing             --       --       --       --       --
  Total debt outstanding (000
  omitted)                                --       --       --       --       --

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1 Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
3 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Current year amounts have been restated from prior periods presentation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES
The financial highlights for the four years ended December 31, 1998, were audited by Ernst & Young LLP, and the financial highlights for the year ended December 31, 1994, were audited by other independent auditors, whose reports were unqualified.

  CLASS B/2/ SHARES (FISCAL YEARS ENDED 12-31)
--------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE       1998     1997     1996  1995/1/  1994/1/
  NET ASSET VALUE, BEGINNING OF
  YEAR                                $13.26   $14.48   $14.49   $11.56   $13.18
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss                  (.29)    (.23)    (.24)    (.22)    (.17)
  Net realized and unrealized
  gain (loss) on investment
  transactions                          1.79     2.43     2.50     3.67   (1.14)
  TOTAL FROM INVESTMENT
  OPERATIONS                            1.50     2.20     2.26     3.45   (1.31)
--------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized
  gains                                (.87)   (3.42)   (2.27)    (.52)    (.31)
  TOTAL DISTRIBUTIONS                  (.87)   (3.42)   (2.27)    (.52)    (.31)
  NET ASSET VALUE, END OF YEAR        $13.89   $13.26   $14.48   $14.49   $11.56
  TOTAL RETURN/2/                     11.87%   16.48%   15.54%   30.11%   10.20%
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA              1998     1997     1996  1995/3/     1994
  NET ASSETS, END OF YEAR (000)     $236,242 $284,191 $317,768 $290,751 $257,059
  Average net assets (000)          $250,317 $300,520 $304,841 $265,597 $261,285
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including
  distribution fees                    2.24%    2.19%    2.23%    2.27% 2.32%/3/
  Expenses, excluding
  distribution fees                    1.24%    1.19%    1.23%    1.27% 1.32%/3/
  Net investment income              (1.98)%  (1.64)%  (1.75)%  (1.66)%  (1.39)%
  Portfolio turnover/4/                 171%     182%     113%     106%     110%

--------------------------------------------------------------------------------
1 Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
3  Current year amounts have been restated from prior periods presentation.
4 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


--------------------------------------------------------------------------------

32   NICHOLAS-APPLEGATE GROWTH EQUITY FUND            [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


CLASS C SHARES
The financial highlights for the four years ended December 31, 1998, were audited by Ernst & Young LLP, and the financial highlights for the period from August 1, 1994 through December 31, 1994, were audited by other independent auditors, whose reports were unqualified.

  CLASS C SHARES (FISCAL YEARS ENDED 12-31)
-------------------------------------------------------------------------------
  PER SHARE OPERATING
  PERFORMANCE                        1998     1997    1996    1995  1994/1/,/2/
  NET ASSET VALUE, BEGINNING OF
  PERIOD                           $13.26   $14.48  $14.49  $11.56       $11.62
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment loss               (.28)    (.22)   (.22)   (.22)        (.05)
  Net realized and unrealized
  gain (loss) on investment
  transactions                       1.78     2.42    2.48    3.67        (.01)
  TOTAL FROM INVESTMENT
  OPERATIONS                         1.50     2.20    2.26    3.45        (.06)
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net
  realized gains                     (.87)  (3.42)  (2.27)   (.52)           --
  TOTAL DISTRIBUTIONS                (.87)  (3.42)  (2.27)   (.52)           --
  NET ASSET VALUE, END OF PERIOD   $13.89   $13.26  $14.48  $14.49       $11.56
  TOTAL RETURN/3/                  11.87%   16.48%  15.54%  30.11%       (.52)%
-------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA           1998     1997    1996    1995         1994
  NET ASSETS, END OF PERIOD
  (000)                            $6,146   $6,750  $6,735  $4,897       $1,100
  Average net assets (000)         $6,164  $ 6,796  $5,862  $2,961         $225
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including
  distribution fees                 2.24%    2.19%   2.23%   2.27% 6.23%/4/,/5/
  Expenses, excluding
  distribution fees                 1.24%    1.19%   1.23%   1.27% 5.23%/4/,/5/
  Net investment income           (1.98)%  (1.64)% (1.75)% (1.63)%   (3.36)%/4/
  Portfolio turnover                 171%     182%     113    106%         110%

--------------------------------------------------------------------------------
1 Information shown for the period August 1, 1994, when Class C shares were first offered, through December 31, 1994.
2 Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund sales and the resulting share issuance from the stock rights offering.
3 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
4 Annualized.
5 Current year amounts have been restated from prior periods presentation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES
The financial highlights for the two years ended December 31, 1998, and for the period from March 1, 1997 through December 31, 1997, were audited by Ernst & Young LLP, whose reports were unqualified.

  CLASS Z SHARES (FISCAL YEARS ENDED 12-31)
--------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE               1998   1997/1/
  NET ASSET VALUE, BEGINNING OF PERIOD        $14.53    $14.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                          (.12)     (.22)
  Net realized and unrealized gain (loss) on
  investment transactions                       1.95      3.18
  Total from investment operations              1.83      2.96
--------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized gains        (.87)    (2.91)
  TOTAL DISTRIBUTIONS                          (.87)    (2.91)
  NET ASSET VALUE, END OF PERIOD              $15.49    $14.53
  TOTAL RETURN/2/                             13.13%    21.90%
--------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                      1998      1997
  NET ASSETS, END OF PERIOD (000)             $1,649      $633
  Average net assets (000)                    $1,318      $121
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees        1.24%  1.19%/3/
  Expenses, excluding distribution fees        1.24%  1.19%/3/
  Net investment income                       (.99)% (.85)%/3/
  Portfolio turnover                            171%      182%

--------------------------------------------------------------------------------
1 Information shown is for the period March 18, 1997, when Class Z shares were first offered, through December 31, 1997.
2 Total return assumes reinvestment of dividends and any other distributions.
  It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.


--------------------------------------------------------------------------------

34   NICHOLAS-APPLEGATE GROWTH EQUITY FUND            [GRAPHIC] (800) 225-1852

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   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

ASSET ALLOCATION/BALANCED FUNDS
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS
GLOBAL STOCK FUNDS
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
Global Utility Fund, Inc.

GLOBAL BOND FUNDS
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
The Global Total Return Fund, Inc.


--------------------------------------------------------------------------------

36   NICHOLAS-APPLEGATE GROWTH EQUITY FUND            [GRAPHIC] (800) 225-1852

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

--------------------------------------------------------------------------------

    FOR MORE INFORMATION
    -------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for fu-ture reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM

--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC
 (For hours of operation, call 1(800) SEC-0330)

Via the Internet:
http://www.sec.gov

--------------------------------------------------------------------------------
CUSIP NUMBERS:
CLASS A: 653698-20-9
CLASS B: 653698-30-8
CLASS C: 653698-40-7
CLASS Z: 653698-50-6

Investment Company Act File No:
33-38461


                                        [GRAPHIC]   Printed on Recycled Paper

MF151A

                         NICHOLAS-APPLEGATE FUND, INC.
                     NICHOLAS-APPLEGATE GROWTH EQUITY FUND

                      Statement of Additional Information
                             dated March 15, 1999

  Nicholas-Applegate Growth Equity Fund (the "Fund") is a series of Nicholas-Applegate Fund, Inc. (the "Company"), an open-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing principally in a diversified portfolio of common stocks, the earnings and securities prices of which its Investment Adviser expects to grow at a rate above the rate of the Standard & Poor's 500 Stock Price Index (the "S&P 500"). The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at the time of purchase. As of December 30, 1998, the middle 90% included companies with capitalizations between approximately $1.6 billion and $10.7 billion. Capitalizations of companies in the Index will change with market conditions and new developments. No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies".

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852. The Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated March 15, 1999, a copy of which may be obtained from the Fund upon request.



                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Fund History.............................................................. B-2
Description of the Fund, Its Investments and Risks........................ B-2
Investment Restrictions................................................... B-6
Directors and Principal Officers.......................................... B-8
Investment Advisory and Other Services.................................... B-10
Capital Shares, Other Securities and Organization......................... B-17
Purchase, Redemption and Pricing of Fund Shares........................... B-18
Shareholder Investment Account............................................ B-29
Net Asset Value........................................................... B-34
Dividends, Distributions and Taxes........................................ B-35
Performance Information................................................... B-36
Financial Statements...................................................... B-39
Report of Independent Auditors............................................ B-51
Appendix I--General Investment Information................................ I-1
Appendix II--Historical Performance Data.................................. II-1
Appendix III--Information Relating to The Prudential...................... III-I

-------------------------------------------------------------------------------
MF151B

                                 FUND HISTORY

  The Company was incorporated in Maryland on January 30, 1987 under the name "Nicholas-Applegate Growth Equity Fund, Inc." as a closed-end, diversified management investment company. The Fund operated as a closed-end fund until June 10, 1991. As a closed-end investment company during the 1990 calendar year, the Fund's shares traded at an average discount from net asset value of 7.52%. Because of this discounted valuation of its shares, the Company converted to an open-end investment company in accordance with its Charter and changed its name to "Nicholas-Applegate Fund, Inc." on June 10, 1991. All outstanding shares of the Company at the time of the conversion to an open-end investment company were converted into Class A shares of the Fund.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

  CLASSIFICATION. The Fund is a diversified, open-end, management investment company.

  INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not achieve its objective and you could lose money.

  FOREIGN SECURITIES. The Fund is authorized to invest up to 20% of its total assets in foreign securities, ADRs and other similar receipts or shares, although it currently intends to do so only occasionally. Any such securities will be traded on U.S. exchanges or the NASDAQ National Market System.

  Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

  PUT AND CALL OPTIONS. The Fund is authorized to purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to the S&P 500, subject to certain restrictions, although it currently intends to do so only occasionally and only for hedging purposes. The Fund does not presently intend to purchase options that are not traded on a national securities exchange.

  If the Fund purchases a listed put option, it acquires the right to sell the underlying security at a specified price at any time during the term of the option. Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

  If the Fund purchases a listed call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against a substantial increase in the market price of a security it intends to purchase. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.

  The Fund may also purchase "put" and "call" options with respect to the S&P
500. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on the S&P 500 would be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase put or call options only with respect to the S&P 500, which index it believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

ILLIQUID SECURITIES

  The Fund may not invest more than 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (b) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  BORROWING POLICY. Although the Fund is authorized to borrow money from time to time in amounts of up to 30% of the value of its total assets at the time of such borrowings, the Board of Directors has adopted a policy that the Fund may borrow an amount equal to no more than 30% of the value of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund participates in a $1 billion joint committed syndicated credit agreement with other Prudential mutual funds. The Fund may pledge up to 30% of its total assets to secure these borrowings. See "Investment Restrictions". This Board policy is not a fundamental policy of the Fund and the Board of Directors may change its current policy in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

LENDING OF SECURITIES

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 25% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. As a matter of fundamental policy, the Fund will not lend more than 25% of the value of its total assets. Any such loans will be made only upon approval of, and subject to any conditions imposed by the Fund's Board of Directors. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

  A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders',- administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  The Fund may invest in short-term investments during periods when, in the opinion of the Investment Adviser, attractive equity investments are temporarily unavailable or other circumstances or market conditions warrant such investments. Under normal circumstances no more than 10% of the Fund's total assets will be retained in cash and equivalents. Such investments may include U.S. Treasury Bills or other U.S. Government or Government agency obligations; certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements; commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or P-1 or P-2 by Moody's Investors Service or, if not rated, issued by companies having an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; shares of money market mutual funds; or repurchase agreements with respect to such securities. To the extent that the Fund is or becomes a shareholder in a money market mutual fund, the Fund will bear its ratable share of such fund's expenses, including management fees, and will remain subject to payment of the management fee to the Manager with respect to the Fund's assets so invested.

PORTFOLIO TURNOVER

  The Investment Adviser's growth equity management approach results in substantial portfolio turnover, as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid. The Fund's portfolio turnover rates for the fiscal years ended December 31, 1998 and December 31, 1997 were 171% and 182%, respectively. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Fund anticipates that its annual portfolio turnover rate will not exceed 200%. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. See "Brokerage Allocation and Other Practices" and "Dividends, Distributions and Taxes."

  Portfolio turnover will not otherwise be a limiting factor in making investment decisions, and the Fund's investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the Fund's portfolio.

  1. The Fund may not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer. However, up to 25% of the Fund's total assets may be invested without regard to this limitation. In addition, this restriction does not apply to investments in securities of the U.S. Government and its agencies.

  2. The Fund may not purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

  3. The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry. This restriction does not apply to investments in securities of the U.S. Government or its agencies.

  4. The Fund may not purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

  5. The Fund may not write put or call options or purchase any securities on margin, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  6. The Fund may not make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 25% of the value of its total assets. Any such loans will be made only upon approval of, and subject to any conditions imposed by, the Company's Board of Directors.

  7. The Fund may borrow money on a secured or unsecured basis for any purpose (including short-term credit referred to in restriction 5 above) in amounts not exceeding 30% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, borrowings will only be made from banks and will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

  8. The Fund may not pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 7 above.

  9. The Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

  10. The Fund may not invest more than 10% of the value of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale, or more than 20% of the value of its total assets in securities of foreign issuers and American Depository Receipts.

  11. The Fund may not purchase or sell commodities or commodity contracts, including options contracts and options on futures contracts. For purposes of this investment restriction, futures contracts are deemed to be commodity contracts.

  12. The Fund may not issue any securities senior to its Common Stock, except that the Fund may borrow money as permitted by restriction 7 above.

  As a matter of policy, the Board of Directors has determined that the Fund's Investment Adviser will not be authorized to (i) make loans of its portfolio securities in excess of 10% of the value of its total assets, (ii) make short sales or maintain a short position if to do so would create liabilities or require collateral deposits and segregation of assets arising in connection with short sales aggregating more than 25% of the Fund's total assets, taken at market value, (iii) invest in listed covered call options in excess of 5% of the market value of the Fund's assets as of the date of investment, or invest in listed covered put options in excess of 5% of the market value of the Fund's assets as of the date of investment, or (iv) borrow money for any purpose. These are not fundamental policies of the Fund and the Company's Board of Directors reserves the right to change any such determination in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

                       DIRECTORS AND PRINCIPAL OFFICERS

  The names and addresses of the Directors and principal officers of the Company are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

                               POSITION WITH        PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS              THE FUND             DURING PAST FIVE YEARS
 ----------------              -------------        ----------------------
 *Arthur E. Nicholas (52)      Director,      Managing Partner and Chief
 600 West Broadway             Chairman and    Investment Officer, Nicholas-
 29th Floor                    President       Applegate Capital Management
 San Diego, California                         (since August 1984); Trustee and
                                               Chairman of the Board of
                                               Trustees, Nicholas-Applegate
                                               Mutual Funds (since 1998);
                                               Chairman/President of Nicholas-
                                               Applegate Securities.
 Fred C. Applegate (53)        Director       Private Investor. Formerly
 885 La Jolla Corona Court                     President, Nicholas-Applegate
 La Jolla, California                          Capital Management (August 1984-
                                               December 1991). Trustee and
                                               Chairman of the Board of
                                               Trustees, Nicholas-Applegate
                                               Mutual Funds (since 1993).
 Dann V. Angeloff (63)         Director       President, The Angeloff Company
 727 West Seventh Street                       (corporate financial advisers)
 Los Angeles, California                       (since 1976); Trustee (1979-
                                               1987) and University Counselor
                                               to the President (since 1987),
                                               University of Southern
                                               California; Director, Public
                                               Storage, Inc. (since 1980) (real
                                               estate investment trust);
                                               Trustee, Nicholas-Applegate
                                               Mutual Funds (since 1998).
 Theodore J. Coburn (45)       Director       Partner, Brown, Coburn & Co.
 17 Cotswold Road                              (investment banking firm) (since
 Brookline, Massachusetts                      1991); research associate,
                                               Harvard Graduate School of
                                               Education (since September
                                               1996); formerly Managing
                                               Director of Global Equity
                                               Transactions Group and Member of
                                               Board of Directors, Prudential
                                               Securities (September 1986-June
                                               1991); Trustee, Nicholas-
                                               Applegate Mutual Funds (since
                                               1998); Director, Emerging
                                               Germany Fund (since 1991),
                                               Moovies, Inc. (since 1995).
 *Robert F. Gunia (52)         Director and   Vice President, The Prudential
 Gateway Center Three          Vice President  Insurance Company of America
 100 Mulberry Street                           (Prudential) (since September
 Newark, New Jersey 07102-4077                 1997); Executive Vice President
                                               and Treasurer, Prudential
                                               Investment Fund Management LLC
                                               (PIFM); Senior Vice President
                                               (since March 1987), Prudential
                                               Securities Incorporated
                                               (Prudential Securities);
                                               formerly Chief Administrative
                                               Officer (July 1990-September
                                               1996), Director (January 1989-
                                               September 1996), Executive Vice
                                               President, Treasurer and Chief
                                               Financial Officer (June 1987-
                                               September 1996), Prudential
                                               Mutual Fund Management, Inc.;
                                               Vice President and Director, The
                                               Asia Pacific Fund, Inc. (since
                                               May 1989); Director, The High
                                               Yield Income Fund, Inc. (since
                                               October 1996).
 *+Arthur B. Laffer (58)       Director       Chairman of Laffer Associates
 5405 Morehouse Drive                          (formerly A.B. Laffer, V.A.
 #340                                          Canto & Associates) (economic
 San Diego, California                         consulting) (since 1979);
                                               Chairman, Laffer Advisors
                                               Incorporated (economic
                                               consulting) (since 1981);
                                               Director, U.S. Filter
                                               Corporation (since March 1991),
                                               Coinmach Laundry Corporation
                                               (since September 1996), Oxigene
                                               Inc. (since 1998), and MasTec,
                                               Inc. (construction) (since
                                               1994); Chairman, Calport Asset
                                               Management, Inc. (since 1992);
                                               Distinguished University
                                               Professor and Director,
                                               Pepperdine University (September
                                               1985-May 1988), Professor of
                                               Business Economics, University
                                               of Southern California (1978-
                                               1984); Trustee, Nicholas-
                                               Applegate Mutual Funds (since
                                               1993).

                               POSITION WITH           PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS              THE FUND               DURING PAST FIVE YEARS
 ----------------              -------------          ----------------------
 Charles E. Young (67)         Director            Chancellor Emeritus (July
 10920 Wilshire Blvd.                               1987-present), Chancellor
 Ste. 1835                                          (from September 1968 to
 Los Angeles, California 90024                      July 1997), University of
                                                    California at Los Angeles;
                                                    Director, Intel Corp.
                                                    (since April 1974), Academy
                                                    of Television Arts and
                                                    Sciences Foundation (since
                                                    October 1988), Los Angeles
                                                    World Affairs Council
                                                    (since October 1977), Town
                                                    Hall of California (since
                                                    1982); Trustee, Nicholas-
                                                    Applegate Mutual Funds
                                                    (since 1993).
 Grace Torres (39)             Treasurer and       First Vice President (since
 Gateway Center Three          Chief Accounting     December 1996), PIFM;
 100 Mulberry Street           Officer              formerly First Vice
 Newark, New Jersey 07102-4077                      President, Prudential
                                                    Securities (March 1994-
                                                    September 1996); Vice
                                                    President, Bankers Trust
                                                    Corporation (July 1989-
                                                    March 1994).
 Stephen M. Ungerman (45)      Assistant Treasurer Tax Director, Prudential
 Gateway Center Three                               Investments (since March
 100 Mulberry Street                                1996); formerly First Vice
 Newark, New Jersey 07102-4077                      President, Prudential
                                                    Mutual Fund Management,
                                                    Inc. (February 1993-
                                                    September 1996).
 Deborah A. Docs (41)          Secretary           Vice President and Associate
 Gateway Center Three                               General Counsel (since
 100 Mulberry Street                                December 1996), PIFM; Vice
 Newark, New Jersey 07102-4077                      President and Associate
                                                    General Counsel (June 1991-
                                                    September 1996), Prudential
                                                    Mutual Fund Management,
                                                    Inc.; Vice President and
                                                    Associate General Counsel,
                                                    Prudential Securities.
 Robert E. Carlson (68)        Assistant Secretary Partner, Paul, Hastings,
 555 South Flower Street                            Janofsky & Walker LLP (law
 22nd Floor                                         firm) (since August 1988);
 Los Angeles, California                            formerly Partner (through
                                                    his Professional
                                                    Corporation), Hufstedler,
                                                    Miller, Carlson & Beardsley
                                                    (law firm) (1967-1988).

----------
* An "interested" Director of the Company as defined in the Investment Company Act.
+ Mr. Laffer is considered to be an "interested person" of the Trust because
  Laffer Associates (formerly A.B. Laffer, V.A. Canto & Associates) or its affiliates received material compensation from the Investment Adviser for consulting services provided from time to time to the Investment Adviser, and because during of portion of last two fiscal years his son was an employee of the Investment Adviser.

  Some directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities Incorporated. The officers conduct and supervise the daily business operations of the Fund, while the Directors review such actions and decide on general policy.

  The Fund pays to each of its Directors who is not an affiliated person of PIFM or the Adviser annual compensation of $10,000 and $1,000 per Board meeting attended. In addition, the Fund pays certain out-of-pocket expenses to all of its Directors. The Chairman of the Audit Committee receives an additional $1,500 and each member of the Audit Committee receives an additional $1,000 per meeting attended.

  Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees, which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.

  Pursuant to the terms of the Management Agreement with the Trust, the Manager or Subadviser, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1998 to the Directors who are not affiliated with the Manager or Subadviser and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1998.

                              COMPENSATION TABLE

                                                                       TOTAL
                                     PENSION OR                     COMPENSATION
                                     RETIREMENT                      FROM FUND
                      AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL   AND FUND
                     COMPENSATION AS PART OF FUND   BENEFITS UPON   COMPLEX PAID
 NAME AND POSITION    FROM FUND       EXPENSES        RETIREMENT    TO DIRECTORS
 -----------------   ------------ ---------------- ---------------- ------------
Fred C. Applegate,     $11,500          None             N/A          $11,500(1)*
Director
Dann V. Angeloff,      $17,000          None             N/A          $17,000(1)*
Director
Theodore J. Coburn,    $13,500          None             N/A          $13,500(1)*
Director
Arthur B. Laffer,      $14,000          None             N/A          $14,000(1)*
Director
Charles E. Young,      $12,500          None             N/A          $12,500(1)*
Director

----------
* Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.

  As of March 5, 1999 the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of March 5, 1999, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock of the Fund.

  As of March 5, 1999, Prudential Securities was the record holder for other beneficial owners of 3,424,317 Class A shares (or 42% of the outstanding Class A shares), 9,906,653 Class B shares (or 59% of the outstanding Class B shares), 293,767 Class C shares (or 62% of the outstanding Class C shares) and 90,403 Class Z shares (or 99% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders Prudential Securities will forward or cause the forwarding of, proxy materials to the beneficial owners for which it is record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER

  The Manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.7 billion. According to the Investment Company Institute, as of November 30, 1998 the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

  Pursuant to the Management Agreement with the Company (the Management Agreement), and subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of the Fund, PIFM is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of portfolio securities. In this regard, PIFM provides supervision of the Fund's investments, furnishes a continuous investment program for the Fund's portfolio and places purchase and sale orders for portfolio securities of the Fund and other investments. The Investment Adviser provides the foregoing services to PIFM pursuant to the terms of the Subadvisory Agreement among PIFM, the Investment Adviser and the Company (the Subadvisory Agreement). Under the Management Agreement, PIFM administers the Fund's corporate affairs, subject to the supervision of the Company's Board of Directors and, in connection therewith, furnishes the Fund with office facilities and ordinary clerical and bookkeeping services which are not furnished by the

Fund's transfer and dividend disbursing agent and custodian. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate equal to .95 of 1% of the average daily net assets of the Fund. PIFM pays the fees of the Investment Adviser (.75 of 1%) from this management fee.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses: (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Investment Adviser; (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and (c) the costs and expenses payable to the Investment Adviser pursuant to its Subadvisory Agreement.

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets, (b) the fees and expenses of Directors who are not affiliated with PIFM or the Investment Adviser, (c) out-of-pocket travel expenses for all Directors and other expenses of Directors' meetings, (d) the fees and certain expenses of the Fund's custodian, (e) the fees and expenses of the Fund's transfer and dividend disbursing agent that relate to the maintenance of each shareholder account, (f) the charges and expenses of the Fund's legal counsel and independent accountants, (g) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (h) all taxes and corporate fees payable by the Fund to federal, state and other governmental agencies, (i) the fees of any trade association of which the Fund may be a member, (j) the cost of stock certificates representing, and non-negotiable share deposit receipts evidencing, shares of the Fund, (k) the cost of fidelity and liability insurance, (l) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission including the preparation and printing of the Fund's registration statement, prospectus and statement of additional information for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (m) allocable communication expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, (n) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (o) expenses assumed by the Fund pursuant to the Plans of Distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either PIFM or the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  For the fiscal years ended December 31, 1998, 1997 and 1996, PIFM received net management and administrative fees of $762,503, $892,503 and $892,788.

  Prudential Investments Fund Management LLC, the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated (PSI) and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

INVESTMENT ADVISER

  The Fund's Investment Adviser is Nicholas-Applegate Capital Management, a California limited partnership, with offices at 600 West Broadway, San Diego, California 92101. The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Its general partner is Nicholas-Applegate Capital Management Holdings,

L.P., a California limited partnership of which the general partner is Nicholas-Applegate Capital Management Holdings, Inc. (a California corporation owned by Mr. Nicholas).

  The Investment Adviser currently has 23 partners (including Mr. Nicholas) who manage a staff of approximately 530 employees including 47 portfolio managers.

  Under the terms of the Subadvisory Agreement with the Company and PIFM, the Manager retains the Investment Adviser to manage the Fund's investment portfolio, subject to the direction of the Company's Board of Directors and the Manager. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Fund and in what amounts. In addition to providing management and investment advisory services, the Investment Adviser compensates all Directors and officers of the Fund who are "interested persons" of the Investment Adviser, as such term is defined in the Investment Company Act.

  The Subadvisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which the Subadvisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations or a breach of its fiduciary duty under the Subadvisory Agreement. The Fund has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Subadvisory Agreement or otherwise as an investment adviser of the Fund. The Investment Adviser is not entitled to indemnification with respect to any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations or of a breach of its fiduciary duty under the Subadvisory Agreement.

  The Subadvisory Agreement further provides that the Fund may use "Nicholas-Applegate" as part of its name so long as the Subadvisory Agreement is in effect. Because the name "Nicholas-Applegate" is a property right of the Investment Adviser, the Investment Adviser, as well as Mr. Nicholas and Mr. Applegate, may, upon the termination of the Subadvisory Agreement, require the Fund to refrain from using the name "Nicholas-Applegate" in any form.

  The Manager pays to the Investment Adviser, as compensation for the services provided by the Investment Adviser under the Subadvisory Agreement, a fee at an annual rate equal to .75 of 1% of the average daily net assets of the Fund.

  During the years ended December 31, 1996, 1997 and 1998, the Fund and the Manager paid the Investment Adviser aggregate advisory fees of $3,358,584, $3,357,513 and $2,868,464 respectively, pursuant to the terms of the Subadvisory Agreement.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act), PIFM or the Investment Adviser upon not more than 60 days' nor less than 30 days' written notice, without payment of any penalty. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  The Investment Adviser and its affiliated companies have adopted a personal investment policy consistent with Investment Company Institute guidelines. This policy includes, among other things, a ban on acquisitions of securities in an initial public offering; restrictions on acquisitions of securities in private placements; investment pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with a code of ethics; disclosure of personal holdings by certain personnel; blackout periods on personal investing for certain personnel; prohibition of short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Fund is engaged in a continuous offering of securities and pursuant to its Distribution Agreement with the Fund, the Distributor is obligated to use reasonable efforts to effect sales of shares of the Fund, but shall not be obligated to sell any specific number of shares. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1999 and voluntarily limited its distribution-related fees for the fiscal year ended December 31, 1998 to .25 of 1% of the average daily net assets of the Class A shares.

  For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received payments of approximately $261,300 under the Class A Plan and spent approximately $180,400 in distributing the Fund's shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities also collectively received approximately $101,700 in initial sales charges in connection with the sale of Class A shares.

  CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and
(2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholder and, with respect to Class C shares, an initial sales charge.

  CLASS B PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $2,503,200 from the Fund under the Class B Plan and spent approximately $875,600 in distributing the Fund's Class B shares. It is estimated that of the latter total amount, approximately 0.1% ($700) was spent on printing and mailing of prospectuses to other than current shareholders; 30.7% ($268,200) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 69.2% ($604,700) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (51.4% or $449,300) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (17.8% or $155,400). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor (and Prudential Securities as its predecessor) also receive the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $434,000 in contingent deferred sales charges attributable to Class B shares.

  CLASS C PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $61,600 under the Class C Plan and spent approximately $56,800 in distributing Class C shares. Of the latter total amount, approximately 3.9% ($2,200) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 96.1% ($54,500) was spent on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (90.8% or $51,500) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (5.3% or $3,000). For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities also collectively received approximately $400 on initial sales charges. The Distributor (and Prudential Securities as its predecessor) also receive the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $2,400 in contingent deferred sales charges attributable to Class C shares.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the Directors who are not interested persons of the Company.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1993, as amended.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares for the fiscal year ending December 31, 1999. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

  Pursuant to rules of the NASD Inc., the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.

OTHER SERVICE PROVIDERS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets of the Fund held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  Ernst & Young LLP, 515 Flower Street, Los Angeles, California 90071, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

  Subject to policies established by the Company's Board of Directors and the oversight and review of the Manager, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Company.

  The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Subadvisory Agreement and the expenses of the Investment Adviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Investment Adviser in connection with the Fund. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund. The Investment Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. During the fiscal year ended December 31, 1997, substantially all of the Fund's brokerage commissions were paid to firms which provided research services to the Fund's Investment Adviser.

  Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Investment Adviser, available investments are allocated in the discretion of the Investment Adviser by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market marker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

  Subject to the above considerations, Prudential Securities may act as a securities broker or dealer for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by

Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

  The table below shows certain information regarding the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three years ended December 31, 1998.

                                             FISCAL YEAR ENDED DECEMBER 31,
                                           -------------------------------------
                                              1998        1997       1996
                                           ----------  ----------  --------
Total brokerage commissions paid by the
 Fund....................................  $1,452,439  $1,554,271  $914,031
Total brokerage commissions paid to
 Prudential Securities...................  $        0  $        0  $      0
Percentage of total brokerage commissions
 paid to Prudential Securities...........           0%          0%        0%

  Of the total brokerage commissions paid during the year ended December 31, 1998, $1,019,039 or (70%) were paid to firms which provided research, statistical or other services to the Manager. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services to PIFM.

  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at December 31, 1998. As of December 31, 1998, the Fund held no such securities.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

  THE COMPANY IS AUTHORIZED TO ISSUE 50 MILLION SHARES OF CLASS A COMMON STOCK, 50 MILLION SHARES OF CLASS B COMMON STOCK, 50 MILLION SHARES OF CLASS C COMMON STOCK AND 50 MILLION SHARES OF CLASS Z COMMON STOCK OF THE NICHOLAS-APPLEGATE GROWTH EQUITY FUND SERIES, $.01 PAR VALUE PER SHARE. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution and/or service fee arrangements and has separate voting rights on any other matter submitted to shareholders in which the interests of one class differ from the interests of another class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Class Z shares are offered exclusively for sales to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Company's Charter, the Board of Directors may authorize the creation of additional series of common stock, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of the Fund are also redeemable at the option of the Company under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of Common Stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares with the exception of Class Z shares, which are not subject to any distribution or service fees. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS OF THE FUND UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of the purchase (Class A shares) or on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Equity Income Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Nicholas-Applegate Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that meet the investment objective and policies of the Fund, are liquid and not subject to restrictions on resale, have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, the Distributor sells Class A shares at a maximum sales charge of 5%, sells Class C* shares with a 1% sales charge, and sells Class B* and Class Z shares at NAV. Using the NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:

       CLASS A
       Net asset value.................................................. $15.38
       Maximum sales charge (5% of offering price)......................    .81
                                                                         ------
       Offering price to public......................................... $16.19
                                                                         ======
       CLASS B
       Net asset value, offering price and redemption price per Class B share*.......................................................... $13.89
                                                                         ======
       CLASS C
       Net asset value, offering price and redemption price per Class C share*.......................................................... $13.89
       Sales charges (1% of offering price) ............................    .14
                                                                         ------
       Offering price to public......................................... $14.03
                                                                         ======
       CLASS Z
       Net asset value, offering price and redemption price per Class Z share........................................................... $15.49
                                                                         ======

           ----------
           *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

  The following will assist you in determining which method of purchase best suits your individual circumstances, based on the Fund's current fees and expenses:

  If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

  If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Fund). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, The Guaranteed Insulated Separate Account, a separate account offered by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

  PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

  .  officers of the Prudential Mutual Funds (including the Fund),

  . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

  . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

  . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

  . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

  . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

  . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such individual Retirement Account with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

  . orders placed by broker-dealers, investment advisors or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g. mutual fund "wrap" or asset allocation programs), and

  . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g. mutual fund "supermarket programs").

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  .  an individual,

  .  the individual's spouse, their children and their parents,

  .  the individual's and spouse's Individual Retirement Account (IRA),

  . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and, a partnership will be deemed to be controlled by each of its general partners),

  . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

  . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

  . one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent, except in the case of retirement and group plans, may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. If the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) must pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or Participants in the retirement group or plan. Letters of Intent are not available to individual participants in retirement or group plans.

CLASS B SHARES

  The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

  The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential. Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans). Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

  PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and (iii) investors purchasing shares though other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

  Class Z shares of the Fund currently are available for purchase by the following categories of investors:

  .  pension, profit-sharing or other employee benefit plans qualified under
     Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

  . participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option,

  . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option,

  . Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996,
     (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

  . the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities,

  . current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);

  . employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan and

  .  Prudential with an investment of $10 million or more.

  After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

  Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (1) the plan purchases shares of the Fund pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (2) the Fund is an available investment option under the agreement and (3) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by PMFS LLC. [These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

SALE OF SHARES

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

  SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

  Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Fund may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGE

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998), will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990 and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

  (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

  (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

  (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

  (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

  (5) Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds. The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund.

  The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                        REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be         A copy of the Social Security
considered disabled if he or she is       Administration award letter or a
unable to engage in any substantial       letter from a physician on the
gainful activity by reason of any         physician's letterhead stating that
medically determinable physical or        the shareholder (or, in the case of
mental impairment which can be            a trust, the grantor) is permanently
expected to result in death or to be      disabled. The letter must also
of long-continued and indefinite          indicate the date of disability.
duration.

Distribution from an IRA or 403(b)        A copy of the distribution form from
Custodial Account                         the custodial firm indicating (i)
                                          the date of birth of the shareholder
                                          and (ii) that the shareholder is
                                          over age 59 1/2 and is taking a
                                          normal distribution--signed by the
                                          shareholder.

Distribution from Retirement Plan         A letter signed by the plan
                                          administrator/trustee indicating the
                                          reason for the distribution.

Excess Contributions                      A letter from the shareholder (for
                                          an IRA) or the plan
                                          administrator/trustee on company
                                          letterhead indicating the amount of
                                          the excess and whether or not taxes
                                          have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
                                         --------------------------------------
      YEAR SINCE PURCHASE
         PAYMENT MADE                    $500,001 TO $1 MILLION OVER $1 MILLION
      -------------------                ---------------------- ---------------
         First..........................          3.0%               2.0%
         Second.........................          2.0%               1.0%
         Third..........................          1.0%                 0%
         Fourth and thereafter..........            0%                 0%

  You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

  Prudential Retirement Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.

  Other Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a Dealer not affiliated with Prudential and for whom the Dealer provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV (without a sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of the proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the Exchange Privilege may be applicable to new mutual funds (including new series of the Company) the shares of which may be distributed by the Distributor.

  In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series) (Class A shares); Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series); Prudential MoneyMart Assets (Class A shares); and Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. A investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

PERIOD OF
MONTHLY INVESTMENTS:                         $100,000 $150,000 $200,000 $250,000
--------------------                         -------- -------- -------- --------
25 years....................................  $  110   $  165   $  220   $  275
20 years....................................     176      264      352      440
15 years....................................     296      444      592      740
10 years....................................     555      833    1,110    1,388
5 years.....................................   1,371    2,057    2,742    3,428

See "Automatic Investment Plan."
----------
/1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Information about the costs of private colleges is from the Digest of Education Statistics, 1992; The National Center for Educational Statistics; and the U.S. Department of Education. Average costs for private institutions include tuition, fees and room and board for the 1993-1994 academic year.

/2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN ("AIP")

  Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100, and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

  The Transfer Agent, the Distributor or your broker acts as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

             CONTRIBUTIONS                   PERSONAL
              MADE OVER:                     SAVINGS                                    IRA
             -------------                   --------                                   ---
               10 years                      $ 26,165                                 $ 31,291
               15 years                        44,675                                   58,649
               20 years                        68,109                                   98,846
               25 years                        97,780                                  157,909
               30 years                       135,346                                  244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV at 4:15 P.M., New York Time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares will be determined at a time between such closing and 4:15 P.M., New York Time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Investment Adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Investment Adviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Investment Adviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Investment Adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  DIVIDEND AND DISTRIBUTION POLICY. The Fund's present policy, which may be changed by the Company's Board of Directors, is to make distributions of any net investment income and capital gains, if any, to shareholders annually.

  TAXES, DIVIDENDS AND DISTRIBUTIONS. The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be liable for federal income tax on its income and capital gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

  Dividends paid by the Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Fund is derived from dividends on common or preferred stock. Dividend income earned by the Fund will be eligible for the dividends received deduction only if the Fund has satisfied a 46-day holding period requirement with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Fund for not less than 46 days (91 days in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Internal Revenue Code. Net capital gain distributions are not eligible for the dividends received deduction.

  Under the Internal Revenue Code, any distributions designated as being made from the Fund's net capital gains are taxable to its shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 20% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as described whether received in cash or reinvested in additional shares of the Fund.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  The Company may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Company may from time to time advertise the Fund's average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z Shares.

  Average annual total return is computed according to the following formula:

                        P(1+T)/to the nth power/ = ERV

Where:P= a hypothetical initial payment of $1000.
   T= average annual total return.
   n= number of years.
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the period (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 1998.

                                          1      5     10      SINCE
                                        YEAR   YEARS  YEARS  INCEPTION
                                        -----  -----  -----  ---------
      Class A..........................  7.19% 11.70% 15.86%   12.65%   (4-9-87)
      Class B..........................  6.87  11.83    N/A    14.95   (6-10-91)
      Class C..........................  9.75    N/A    N/A    16.05    (8-1-94)
      Class Z.......................... 13.13    N/A    N/A    19.32   (3-18-97)

  The average annual total return for Class A shares for the one year, five year, ten year and since inception periods ended on December 31, 1998 was 7.19%, 11.70, 15.86 and 12.65% respectively. The average annual total return for Class B shares for the one year, five year and since inception periods ended December 31, 1998 was 6.87%, 11.83% and 14.95%, respectively. The average annual total return for Class C shares for the one year and since inception periods ended December 31, 1998 was 9.75% and 16.05%, respectively. The average annual total return for Class Z shares for the one year and since inception periods ended December 31, 1998 were 13.13% and 19.32%, respectively.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                          ERV - P
                      T = -------
                             P


Where:P = a hypothetical initial payment of $1000.
      T = aggregate total return.
      ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 1998.

                                         1      5      10      SINCE
                                       YEAR   YEARS  YEARS   INCEPTION
                                       -----  -----  ------  ---------
      Class A......................... 12.83% 82.99% 358.63%  325.77%   (4-9-87)
      Class B......................... 11.87  75.92     N/A   186.72   (6-10-91)
      Class C......................... 11.87    N/A     N/A    94.88    (8-1-94)
      Class Z......................... 13.13    N/A     N/A    37.21   (3-18-97)

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                    a - b
                         YIELD = 2[(----- +1) /to the 6th power/-1]
                                      cd

  Where:  a    =  dividends and interest earned during the period.
          b    =  expenses accrued for the period (net of reimbursements).
                  the average daily number of shares outstanding during the period that were entitled to receive
          c    =  dividends.
          d    =  the maximum offering price per share on the last day of the period.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

  The Fund's 30-day yields for the period ended December 31, 1998 were (1.14)%, (1.90)%, (1.88)% and (1.01)% for Class A, Class B, Class C and Class Z shares, respectively.

  The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/

           Performance Comparison of Different Types of Investments
                     Over the Long Term (12/31/25-12/31/98)

                           [BAR GRAPH APPEARS HERE]

               Common Stocks                     11.2%
               Long-Term Gov't. Bonds             5.3%
               Inflation                          3.1%


/1/Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

NICHOLAS-APPLEGATE FUND, INC.                           Portfolio of Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND                          December 31, 1998

 Shares               Description              Value
                                              (Note 1)
-------------------------------------------------------
              COMMON STOCKS--98.8%
              CAPITAL GOODS--21.0%
              Drugs & Healthcare--2.6%
    84,800    Bausch & Lomb, Inc.........  $  5,088,000
    42,400    Guidant Corp...............     4,674,600
                                           ------------
                                              9,762,600
                                           ------------
              Leisure & Recreation--0.7%
    51,900    Harley-Davidson, Inc.......     2,458,763
                                           ------------
              Retail/Wholesale Specialty Chain--17.7%
    49,200    Abercrombie & Fitch Co.*...     3,480,900
    25,400    Amazon.Com, Inc.*..........     8,159,750
   112,500    Bed Bath & Beyond, Inc.*...     3,839,062
    94,200    Costco Companies, Inc.*....     6,800,062
   151,875    Dollar Tree Stores Inc.*...     6,635,039
   216,800    Family Dollar Stores,
                Inc......................     4,769,600
    56,500    Kohl's Corp.*..............     3,471,219
   107,900    Micro Warehouse, Inc*......     3,648,369
    65,000    Rite Aid Corp..............     3,221,563
   114,800    Safeway Inc.*..............     6,995,625
   174,100    Staples, Inc.*.............     7,605,994
   136,000    Starbucks Corp.*...........     7,633,000
                                           ------------
                                             66,260,183
                                           ------------
              CONSUMER NON-DURABLES--18.1%
              Aerospace--0.9%
    61,800    Gulfstream Aerospace
                Corp.*...................     3,290,850
                                           ------------
              Airlines--0.6%
    71,200    Comair Holdings, Inc.......     2,403,000
                                           ------------
              Business Services--3.4%
    85,850    Concord EFS, Inc.*.........     3,637,894
   113,200    Fiserv, Inc.*..............     5,822,725
    66,400    Metzler Group, Inc.
                (The)*...................     3,232,850
                                           ------------
                                             12,693,469
                                           ------------
              Drugs & Healthcare--12.9%
   112,000    Allegiance Corp............     5,222,000
    81,600    Allergan, Inc..............     5,283,600
    38,700    Cardinal Health, Inc.......     2,936,363
    58,100    Elan Corp. PLC (ADR)*......  $  4,041,581
    66,300    Forest Laboratories,
                Inc.*....................     3,526,331
    58,300    Genzyme Corp.*.............     2,900,425
    33,100    Immunex Corp.*.............     4,164,394
    67,900    McKesson Corporation.......     5,368,344
   173,300    Watson Pharmaceuticals,
                Inc.*....................    10,896,237
    44,500    Wellpoint Health Networks
                Inc.*....................     3,871,500
                                           ------------
                                             48,210,775
                                           ------------
              Equipment Rental--0.3%
    36,300    United Rentals Inc.*.......     1,202,437
                                           ------------
              ENERGY--3.3%
              Oil & Gas-Production/Pipeline--1.6%
    87,000    Burlington Resources,
                Inc......................     3,115,688
    65,100    Diamond Offshore Drilling,
                Inc......................     1,542,056
    52,300    Transocean Offshore Inc....     1,402,294
                                           ------------
                                              6,060,038
                                           ------------
              Oil Services--1.7%
   231,200    Global Industries, Ltd.*...     1,416,100
    67,000    Smith International,
                Inc.*....................     1,687,562
   103,100    Veritas DGC, Inc.*.........     1,340,300
   102,600    Weatherford International,
                Inc.*....................     1,987,875
                                           ------------
                                              6,431,837
                                           ------------
              FINANCIAL SERVICES--11.2%
              Financial/Business Services
    53,900    Capital One Financial
                Corp.....................     6,198,500
    93,700    CIT Group*.................     2,980,831
    87,000    Donaldson, Lufkin &
                Jenrette, Inc............     3,567,000
    72,500    FINOVA Group, Inc..........     3,910,469
    41,700    Firstar Corp...............     3,888,525
    48,800    Hartford Life, Inc.........     2,842,600
   113,800    PaineWebber Group, Inc.....     4,395,525
   147,550    Paychex, Inc...............     7,589,603
    59,800    ReliaStar Financial
                Corp.....................     2,758,275
    69,300    Schwab Charles Corp.
                (The)....................     3,893,794
                                           ------------
                                             42,025,122
                                           ------------

See Notes to Financial Statements.

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND (cont'd)

 Shares               Description              Value
                                              (Note 1)
-------------------------------------------------------
              GENERAL BUSINESS--10.8%
              Advertising--3.3%
    26,900    CMG Information Services,
                Inc.*....................  $  2,864,850
    86,000    Lamar Advertising Co.*.....     3,203,500
   214,350    Outdoor Systems, Inc.*.....     6,430,500
                                           ------------
                                             12,498,850
                                           ------------
              Home Furnishings--0.8%
   120,800    Shaw Industries, Inc.......     2,929,400
                                           ------------
              Media--6.7%
   129,800    Clear Channel
                Communications, Inc.*....     7,074,100
    60,500    Cox Communications,
                Inc.*....................     4,182,063
    70,400    Infinity Broadcasting
                Corp.*...................     1,927,200
    88,400    Jacor Communications,
                Inc.*....................     5,690,750
   183,900    USA Networks, Inc.*........     6,091,687
                                           ------------
                                             24,965,800
                                           ------------
              TECHNOLOGY--34.4%
              Computer Networks--8.6%
    98,900    3Com Corp.*................     4,431,956
   126,000    Ascend Communications,
                Inc.*....................     8,284,500
   210,600    Maxtor Corp.*..............     2,948,400
   112,600    Network Appliance, Inc.*...     5,067,000
   115,200    Novell, Inc.*..............     2,088,000
    39,300    RF Micro Devices Inc.*.....     1,822,538
   158,300    Seagate Technology,
                Inc.*....................     4,788,575
    41,200    Symbol Technologies,
                Inc......................     2,634,225
                                           ------------
                                             32,065,194
                                           ------------
              Computer Services--0.9%
    47,000    At Home Corp.*.............     3,489,750
                                           ------------
              Computer Software--11.1%
   102,200    Citrix Systems, Inc.*......     9,919,787
    76,500    Compuware Corp.*...........     5,976,562
    34,500    Infoseek Corp.*............     1,703,438
    24,200    Inktomi Corp.*.............     3,130,875
   125,700    Netscape Communications
                Corp.*...................     7,636,275
    64,300    Networks Associates,
                Inc.*....................     4,259,875
    69,800    VERITAS Software Corp.*....  $  4,183,638
    20,000    Yahoo! Inc.*...............     4,738,750
                                           ------------
                                             41,549,200
                                           ------------
              Electronic Components--1.4%
    84,400    ASM Lithography Holding
                NV*......................     2,574,200
    29,400    Solectron Corp.*...........     2,732,362
                                           ------------
                                              5,306,562
                                           ------------
              Semiconductors--5.5%
   136,800    Applied Materials, Inc.*...     5,839,650
    37,100    Broadcom Corp.*............     4,479,825
    65,300    Micron Technology, Inc.*...     3,301,731
    69,500    Novellus Systems, Inc.*....     3,440,250
    53,100    Xilinx, Inc.*..............     3,458,138
                                           ------------
                                             20,519,594
                                           ------------
              Telecommunication Equipment--2.4%
   164,700    General Instrument
                Corp.*...................     5,589,506
    79,500    Teradyne, Inc.*............     3,368,813
                                           ------------
                                              8,958,319
                                           ------------
              Telecommunication Services--4.5%
    89,500    American Tower Corp.*......     2,645,844
    93,400    Crown Castle International
                Corp.*...................     2,194,900
    80,900    Qwest Communications
                Int'l., Inc.*............     4,045,000
   110,700    Sprint PCS *...............     2,559,937
   135,500    WinStar Communications,
                Inc.*....................     5,284,500
                                           ------------
                                             16,730,181
                                           ------------
              Total common stocks
                (cost $282,139,845)......   369,811,924
                                           ------------
Principal
  Amount
  (000)
----------
              SHORT-TERM INVESTMENTS--2.1%
              Commercial Paper
$    7,956    Northern States Power Co.
                5.05%, 1/4/99............     7,952,652
                                           ------------

See Notes to Financial Statements.

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND (cont'd)

Principal
 Amount               Description              Value
  (000)                                       (Note 1)
-------------------------------------------------------
              Other
$        5    Seven Seas Money Market
                Fund.....................  $      5,272
                                           ------------
              Total short-term
                investments
                (cost $7,957,925)........     7,957,924
                                           ------------
              Total Investments--100.9%
                (cost $290,097,770; Note
                4).......................   377,769,848
                                           ------------
              Liabilities in excess of
                other assets--(0.9%).....    (3,370,520)
                                           ------------
              Net Assets--100%...........  $374,399,328
                                           ============

---------------
* Non-income producing.
ADR--American Depository Receipt.

See Notes to Financial Statements.

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Assets and Liabilities

Assets                                                                                   December 31, 1998
                                                                                         -----------------
Investments, at value (cost $290,097,770).............................................     $ 377,769,848
Cash..................................................................................           152,374
Receivable for investments sold.......................................................         9,011,094
Receivable for Fund shares sold.......................................................         2,357,893
Dividends and interest receivable.....................................................            78,080
Prepaid expenses......................................................................            53,394
                                                                                           -------------
    Total assets......................................................................       389,422,683
                                                                                           -------------
Liabilities
Payable for investments purchased.....................................................        12,904,232
Payable for Fund shares reacquired....................................................         1,394,507
Management fee payable................................................................           277,930
Distribution fee payable..............................................................           212,349
Accrued expenses......................................................................           234,337
                                                                                           -------------
    Total liabilities.................................................................        15,023,355
                                                                                           -------------
Net Assets............................................................................     $ 374,399,328
                                                                                           =============
Net assets were comprised of:
  Common stock, at par................................................................     $     260,308
  Paid-in capital in excess of par....................................................       250,684,837
                                                                                           -------------
                                                                                             250,945,145
  Accumulated net realized gain on investments........................................        35,782,105
  Net unrealized appreciation on investments..........................................        87,672,078
                                                                                           -------------
Net assets, December 31, 1998.........................................................     $ 374,399,328
                                                                                           =============
Class A:
  Net asset value and redemption price per share
    ($130,362,161 / 8,475,178 shares of common stock issued and outstanding)..........            $15.38
  Maximum sales charge (5% of offering price).........................................               .81
                                                                                                  ------
  Maximum offering price to public....................................................            $16.19
                                                                                                  ======
Class B:
  Net asset value, offering price and redemption price per share
    ($236,241,847 / 17,006,638 shares of common stock issued and outstanding).........            $13.89
                                                                                                  ======
Class C:
  Net asset value, offering price and redemption price per share
    ($6,146,000 / 442,459 shares of common stock issued and outstanding)..............            $13.89
  Maximum sales charge (1% of offering price).........................................               .14
                                                                                                  ------
  Maximum offering price to public....................................................            $14.03
                                                                                                  ======
Class Z:
  Net asset value, offering price and redemption price per share
    ($1,649,320 / 106,487 shares of common stock issued and outstanding)..............            $15.49
                                                                                                  ======

--------------------------------------------------------------------------------
See Notes to Financial Statements.

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Operations

                                        Year Ended
                                       December 31,
Net Investment Loss                        1998
                                       -------------
Income
  Dividends (net of foreign
    withholding taxes
    of $343).........................  $    551,149
  Interest...........................       446,141
                                       -------------
    Total income.....................       997,290
                                       -------------
Expenses
  Management fees....................     3,630,967
  Distribution fee--Class A..........       261,257
  Distribution fee--Class B..........     2,503,173
  Distribution fee--Class C..........        61,638
  Transfer agent's fees and
    expenses.........................       680,000
  Custodian's fees and expenses......       103,000
  Reports to shareholders............       100,000
  Directors' fees....................        77,000
  Registration fees..................        50,000
  Audit fees and expense.............        33,500
  Insurance expense..................        33,000
  Legal fees and expenses............        25,000
  Miscellaneous......................         5,390
                                       -------------
    Total expenses...................     7,563,925
                                       -------------
Net investment loss..................    (6,566,635)
                                       -------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
  transactions.......................    35,691,553
Net change in unrealized appreciation
  of investments.....................    13,250,865
                                       -------------
Net gain on investments..............    48,942,418
                                       -------------
Net Increase in Net Assets
Resulting from Operations............  $ 42,375,783
                                       =============

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Changes in Net Assets

                              Year Ended         Year Ended
Increase (Decrease)          December 31,       December 31,
in Net Assets                    1998               1997
                          ------------------    -------------
Operations
  Net investment loss...    $     (6,566,635)   $  (6,194,430)
  Net realized gain on
    investment
    transactions........          35,691,553       94,942,716
  Net change in
    unrealized
    appreciation
    (depreciation)
    on investments......          13,250,865      (18,521,412)
                          ------------------    -------------
  Net increase in net
    assets resulting
    from operations.....          42,375,783       70,226,874
                          ------------------    -------------
Distributions to
  shareholders from net
  realized gains on
  investments
    Class A.............          (7,262,297)     (27,098,267)
    Class B.............         (15,902,446)     (63,813,523)
    Class C.............            (391,936)      (1,442,170)
    Class Z.............             (81,237)         (66,424)
                          ------------------    -------------
                                 (23,637,916)     (92,420,384)
                          ------------------    -------------
Fund share transactions
  (Note 5)
  (net of share
  conversions)
  Net proceeds from
    shares subscribed...         176,084,464      543,622,835
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    distributions.......          21,975,782       84,714,423
  Cost of shares
    reacquired..........        (267,946,119)    (650,219,421)
                          ------------------    -------------
  Net decrease in net
    assets from Fund
    share
    transactions........         (69,885,873)     (21,882,163)
                          ------------------    -------------
Total decrease..........         (51,148,006)     (44,075,673)
Net Assets
Beginning of year.......         425,547,334      469,623,007
                          ------------------    -------------
End of year.............    $    374,399,328    $ 425,547,334
                          ==================    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Notes to Financial Statements

   Nicholas-Applegate Growth Equity Fund (the "Fund") is currently the only series of Nicholas-Applegate Fund, Inc. The Fund commenced operations as a closed-end, diversified management investment company on April 9, 1987. On June 7, 1991, the Fund ceased operations as a closed-end investment company. Effective June 10, 1991, trading in the Fund's shares was discontinued on the New York Stock Exchange and the Fund commenced operations as an open-end, diversified management investment company.

   The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting poli-
                              cies followed by the Fund in the preparation of
its financial statements.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities are valued at amortized cost.

   In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination,
                                                          --------------
Disclosure, and Financial Statement Presentation of Income, Capital Gain and
----------------------------------------------------------------------------
Return of Capital Distributions by Investment Companies. For the year ended
--------------------------------------------------------
December 31, 1998 the Fund decreased accumulated net investment loss by $6,566,635 and decreased paid-in capital by $6,566,635 due to the Fund experiencing a net investment loss during the year. Net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has a management
                              agreement with Prudential Investments Fund
Management LLC ("PIFM"). Pursuant to the management agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's

--------------------------------------------------------------------------------
performance of such services. PIFM has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ("NACM"); NACM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadviser, the compensation of officers of the Fund who are employees of PIFM, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

   The management fee paid PIFM is computed daily and payable monthly at an annual rate of .95% of the average daily net assets of the Fund. PIFM pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 1998, PIFM earned $3,630,967 in management fees of which it paid $2,868,464 to NACM under the foregoing agreements.

   The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor for the Class Z shares of the Fund.

   Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .21 of 1% of average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1998.

   PSI and PIMS have advised the Fund that they have received approximately $102,000 in front-end sales charges resulting from sales of Class A shares and after November 2, 1998 Class C shares for the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to PRUCO Securities Corporation ("PRUSEC"), an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

   PSI and PIMS have advised the Fund that for the year ended December 31, 1998, they received approximately $436,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

   PSI, PIFM, PIMS and PRUSEC are (indirect) wholly owned subsidiaries of The Prudential Insurance Company of America. ("Prudential")

   The Fund, along with other affiliated registered investment companies (the "Funds"), had a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended December 31, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 29, 1998 and has been extended through February 28, 1999 under the same terms.

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices LLC ("PMFS"), a
with Affiliates               wholly owned subsidiary of
                              PIFM, serves as the Fund's transfer agent. During
the year ended December 31, 1998, the Fund incurred fees of approximately $572,000 for the services of PMFS. As of December 31, 1998, approximately $45,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the year ended
December 31, 1998 aggregated $644,599,740 and $744,085,307, respectively.

   The cost basis of investments for federal income tax purposes at December 31, 1998 was $290,185,266 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $87,584,582 (gross unrealized appreciation--$97,200,513; gross unrealized depreciation--$9,615,931).

Note 5. Capital               The Fund offers Class A,
                              Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Prior to November 2, 1998, Class C

--------------------------------------------------------------------------------
shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

   The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.Transactions in shares of common stock were as follows:

Class A                           Shares          Amount
-------                         -----------    -------------
Year ended December 31, 1998:
Shares sold...................    7,446,667    $ 106,396,040
Shares issued in reinvestment
  of dividends and
  distributions...............      449,538        6,346,234
Shares reacquired.............   (9,167,087)    (131,574,252)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................   (1,270,882)     (18,831,978)
Shares issued upon conversion
  from Class B................      489,749        7,024,166
                                -----------    -------------
Net decrease in shares
  outstanding.................     (781,133)   $ (11,807,812)
                                ===========    =============
Year ended December 31, 1997:
Shares sold...................   26,028,147    $ 403,257,239
Shares issued in reinvestment
  of dividends and
  distributions...............    1,629,888       23,021,141
Shares reacquired.............  (28,489,469)    (443,979,190)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................     (831,434)     (17,700,810)
Shares issued upon conversion
  from Class B................      670,378       10,138,513
                                -----------    -------------
Net decrease in shares
  outstanding.................     (161,056)   $  (7,562,297)
                                ===========    =============
Class B                           Shares          Amount
-------                         -----------    -------------
Year ended December 31, 1998:
Shares sold...................    5,070,770    $  65,665,558
Shares issued in reinvestment
  of distributions............    1,182,446       15,174,732
Shares reacquired.............  (10,146,490)    (131,935,822)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................   (3,893,274)     (51,095,532)
Shares reacquired upon
  conversion into Class A.....     (538,840)      (7,024,166)
                                -----------    -------------
Net decrease in shares
  outstanding.................   (4,432,114)   $ (58,119,698)
                                ===========    =============
Year ended
  December 31, 1997:
Shares sold...................    9,457,319    $ 135,337,537
Shares issued in reinvestment
  of distributions............    4,638,652       60,246,458
Shares reacquired.............  (13,888,004)    (200,836,623)
                                -----------    -------------
Net increase in shares
  outstanding before
  conversion..................      207,967       (5,252,628)
Shares reacquired upon
  conversion into Class A.....     (721,300)     (10,138,513)
                                -----------    -------------
Net decrease in shares
  outstanding.................     (513,333)   $ (15,391,141)
                                ===========    =============
Class C
-------
Year ended December 31, 1998:
Shares sold...................      178,150    $   2,342,004
Shares issued in reinvestment
  of distributions............       29,154          373,747
Shares reacquired.............     (274,036)      (3,655,185)
                                -----------    -------------
Net decrease in shares
  outstanding.................      (66,732)   $    (939,434)
                                ===========    =============
Year ended December 31, 1997:
Shares sold...................      297,583    $   4,319,397
Shares issued in reinvestment
  of distributions............      106,388        1,380,420
Shares reacquired.............     (360,051)      (5,302,665)
                                -----------    -------------
Net increase in shares
  outstanding.................       43,920    $     397,152
                                ===========    =============

--------------------------------------------------------------------------------

Class Z                           Shares          Amount
-------                         -----------    -------------
Year ended December 31, 1998:
Shares sold...................      111,423    $   1,680,862
Shares issued in reinvestment
  of dividends and
  distributions...............        5,739           81,069
Shares reacquired.............      (54,259)        (780,860)
                                -----------    -------------
Net increase in shares
  outstanding.................       62,903    $     981,071
                                ===========    =============
March 18, 1997(a) through
  December 31, 1997:
Shares sold...................       45,102    $     708,662
Shares issued in reinvestment
  of distributions                    4,760           66,404
Shares reacquired                    (6,278)        (100,943)
                                -----------    -------------
Net increase in shares
  outstanding                        43,584    $     674,123
                                ===========    =============

---------------
(a) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights

                                                                               Class A
                                                     -----------------------------------------------------------
                                                                       Year Ended December 31,
                                                     -----------------------------------------------------------
                                                       1998         1997         1996       1995(a)      1994(a)
                                                     --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...............    $  14.47     $  15.41     $  15.18     $  11.99     $ 13.56
                                                     --------     --------     --------     --------     -------
Income from investment operations:
---------------------------------
Net investment loss..............................        (.17)        (.12)        (.14)        (.11)       (.07)
Net realized and unrealized gain (loss) on
  investment transactions........................        1.95         2.60         2.64         3.82       (1.19)
                                                     --------     --------     --------     --------     -------
  Total from investment operations...............        1.78         2.48         2.50         3.71       (1.26)
                                                     --------     --------     --------     --------     -------
Less distributions:
------------------
Distributions from net realized gains from
  investment transactions........................        (.87)       (3.42)       (2.27)        (.52)       (.31)
                                                     --------     --------     --------     --------     -------
  Total distributions............................        (.87)       (3.42)       (2.27)        (.52)       (.31)
                                                     --------     --------     --------     --------     -------
Net asset value, end of year.....................    $  15.38     $  14.47     $  15.41     $  15.18     $ 11.99
                                                     ========     ========     ========     ========     =======
TOTAL RETURN(b):.................................       12.83%       17.33%       16.45%       31.20%      (9.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....................    $130,362     $133,973     $145,120     $124,340     $88,069
Average net assets (000).........................    $124,408     $139,933     $136,482     $109,740     $93,620
Ratios to average net assets:
  Expenses, including distribution fee...........        1.45%        1.37%        1.41%        1.44%       1.49%(d)
  Expenses, excluding distribution fee...........        1.24%        1.19%        1.23%        1.27%       1.32%(d)
  Net investment loss............................       (1.19)%       (.82)%       (.93)%       (.83)%      (.59)%
For Class A, B, C and Z shares:
Portfolio turnover rate(c).......................         171%         182%         113%         106%        110%

---------------
 (a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
 (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (d) Current year amounts have been restated from prior periods presentation.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights

                                                                              Class B
                                                    ------------------------------------------------------------
                                                                      Year Ended December 31,
                                                    ------------------------------------------------------------
                                                      1998         1997         1996       1995(a)      1994(a)
                                                    --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............    $  13.26     $  14.48     $  14.49     $  11.56     $  13.18
                                                    --------     --------     --------     --------     --------
Income from investment operations:
---------------------------------
Net investment loss.............................        (.29)        (.23)        (.24)        (.22)        (.17)
Net realized and unrealized gain (loss) on
  investment transactions.......................        1.79         2.43         2.50         3.67        (1.14)
                                                    --------     --------     --------     --------     --------
  Total from investment operations..............        1.50         2.20         2.26         3.45        (1.31)
                                                    --------     --------     --------     --------     --------
Less distributions:
------------------
Distributions from net realized gains from
  investment transactions.......................        (.87)       (3.42)       (2.27)        (.52)        (.31)
                                                    --------     --------     --------     --------     --------
  Total distributions...........................        (.87)       (3.42)       (2.27)        (.52)        (.31)
                                                    --------     --------     --------     --------     --------
Net asset value, end of year....................    $  13.89     $  13.26     $  14.48     $  14.49     $  11.56
                                                    ========     ========     ========     ========     ========
TOTAL RETURN(b):................................       11.87%       16.48%       15.54%       30.11%      (10.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................    $236,242     $284,191     $317,768     $290,751     $257,059
Average net assets (000)........................    $250,317     $300,520     $304,841     $265,597     $261,285
Ratios to average net assets:
  Expenses, including distribution fee..........        2.24%        2.19%        2.23%        2.27%        2.32%(c)
  Expenses, excluding distribution fee..........        1.24%        1.19%        1.23%        1.27%        1.32%(c)
  Net investment loss...........................       (1.98)%      (1.64)%      (1.75)%      (1.66)%      (1.39)%

---------------
 (a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
 (c) Current year amounts have been restated from prior periods presentation.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights

                                                          Class C                                         Class Z
                                ------------------------------------------------------------     -------------------------
                                                                                 August 1,                    March 18,
                                                                                  1994(c)                      1997(f)
                                          Year Ended December 31,                 Through                      Through
                                -------------------------------------------     December 31,                 December 31,
                                 1998       1997        1996       1995(a)        1994(a)         1998           1997
                                ------     ------     --------     --------     ------------     -------     -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
  of period.................    $13.26     $14.48     $  14.49     $  11.56       $  11.62       $ 14.53        $ 14.48
                                ------     ------     --------     --------     ------------     -------     ----------
Income from investment
----------------------
  operations:
  ----------
Net investment loss.........      (.28)      (.22)        (.22)        (.22)          (.05)         (.12)          (.22)
Net realized and unrealized
  gain (loss) on investment
  transactions..............      1.78       2.42         2.48         3.67           (.01)         1.95           3.18
                                ------     ------     --------     --------     ----------       -------     ----------
  Total from investment
  operations................      1.50       2.20         2.26         3.45           (.06)         1.83           2.96
                                ------     ------     --------     --------     ----------       -------     ----------
Less distributions:
------------------
Distributions from net
  realized gains from
  investment transactions...      (.87)     (3.42)       (2.27)        (.52)            --          (.87)         (2.91)
                                ------     ------     --------     --------     ----------       -------     ----------
  Total distributions.......      (.87)     (3.42)       (2.27)        (.52)            --          (.87)         (2.91)
                                ------     ------     --------     --------     ----------       -------     ----------
Net asset value, end of
  period....................    $13.89     $13.26     $  14.48     $  14.49       $  11.56       $ 15.49        $ 14.53
                                ======     ======     ========     ========     ==========       =======     ==========
TOTAL RETURN(b):............     11.87%     16.48%       15.54%       30.11%          (.52)%       13.13%         21.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).....................    $6,146     $6,750     $  6,735     $  4,897       $  1,100       $ 1,649        $   633
Average net assets (000)....    $6,164     $6,796     $  5,862     $  2,961       $    225       $ 1,318        $   121
Ratios to average net
  assets:
  Expenses, including
    distribution fee........      2.24%      2.19%        2.23%        2.27%          6.23%(d)(e)    1.24%         1.19%(d)
  Expenses, excluding
    distribution fee........      1.24%      1.19%        1.23%        1.27%          5.23%(d)(e)    1.24%         1.19%(d)
  Net investment loss.......     (1.98)%    (1.64)%      (1.75)%      (1.63)%        (3.36)%(d)     (.99)%         (.85)%(d)

---------------
 (a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
 (c) Commencement of offering Class C shares.
 (d) Annualized.
 (e) Current year amounts have been restated from prior periods presentation.
 (f) Commencement of offering Class Z shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc., including the portfolio of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended for Class A, B, C shares, and for each of the two fiscal years in the period ended December 31, 1998 for Z shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Nicholas-Applegate Growth Equity Fund for the year ended December 31, 1994 for Class A and Class B shares, and for the period from August 1, 1994 (commencement of operations) to December 31, 1994 for Class C shares, were audited by other auditors whose report dated February 8, 1995 expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund as of December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended for Class A, B, C shares, and for each of the two fiscal years in the period ended December 31, 1998 for Z shares, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Los Angeles, California
February 12, 1999

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation ( and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This following chart shows the long-term performance of various asset classes and the rate of inflation.

   EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY (VALUE OF $1 INVESTED ON
                                   12/31/25)

                             [GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]

Small Stocks  -- $5,116.95              Long-Term Bonds -- $44.18
Common Stocks -- $2,350.89              Treasury Bills  -- $14.94
                                        Inflation       -- $ 9.16



Source:Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


------------------------------------------------------------------------------------------
  YEAR                   1988  1989  1990  1991  1992  1993  1994  1995  1996  1997   1998
------------------------------------------------------------------------------------------
  U.S. GOVERNMENT
  TREASURY
  BONDS/1/                7.0% 14.4%  8.5% 15.3%  7.2% 10.7% -3.4% 18.4%  2.7%  9.6%  10.0%
-------------------------------------------------------------------------------------------
  U.S. GOVERNMENT
  MORTGAGE
  SECURITIES/2/           8.7% 15.4% 10.7% 15.7%  7.0%  6.8% -1.6% 16.8%  5.4%  9.5%  7.0%
------------------------------------------------------------------------------------------
  U.S. INVESTMENT GRADE
  CORPORATE BONDS/3/      9.2% 14.1%  7.1% 18.5%  8.7% 12.2% -3.9% 22.3%  3.3% 10.2%  8.6%
------------------------------------------------------------------------------------------
  U.S. HIGH YIELD
  BONDS/4/               12.5%  0.8% -9.6% 46.2% 15.8% 17.1% -1.0% 19.2% 11.4% 12.8%  1.6%
------------------------------------------------------------------------------------------
  WORLD GOVERNMENT
  BONDS/5/                2.3% -3.4% 15.3% 16.2%  4.8% 15.1%  6.0% 19.6%  4.1% -4.3%  5.3%
------------------------------------------------------------------------------------------
  DIFFERENCE BETWEEN
  HIGHEST AND LOWEST
  RETURNS PERCENT        10.2% 18.8% 24.9% 30.9% 11.0% 10.3%  9.9%  5.5%  8.7% 17.1%  8.4%
------------------------------------------------------------------------------------------



---------
/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over
    750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.
/5/ Salomon Smith Barney Brothers World Government Index (Non U.S.) include 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 12/31/85 through 12/31/98. It does not represent the performance of any Prudential Mutual Fund.

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/85-12/31/98 (IN U.S. DOLLARS)

                           [BAR CHART APPEARS HERE]

                           Belgium           22.7%
                           Spain             22.5%
                           The Netherlands   20.85
                           Sweden            19.9%
                           Switzerland       18.3%
                           USA               18.1%
                           Hong Kong         17.8%
                           France            17.4%
                           UK                16.7%
                           Germany           13.4%
                           Austria            8.9%
                           Japan              6.5%


Source: Morgan Stanley Capital International (MSCI) and Lipper, Inc. as of 12/31/98. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                           [LINE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]

                 Capital Appreciation and
                    Reinvesting Dividends     -- $391,707
                 Capital Appreciation only    -- $133,525

Source: Lipper, Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                  ------------------------------------------

                 WORLD STOCK MARKET CAPITALIZATION BY REGION
                         WORLD TOTAL: $15.8 TRILLION

                           [PIE CHART APPEARS HERE]

                                  U.S. 51.0%
                                 Europe 34.7%
                             Pacific Basin 12.5%
                                 Canada 1.8%


Source: Morgan Stanley Capital International, December 31, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1998)

                               [LINE GRAPH]


------------------------------------------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

               APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PI/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 22 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.6 million cars and insures more than 1.2 million homes.

  Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In Institutional Investor, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

  Real Estate. The Prudential Real Estate Affiliates, is one of the leading real estate brokerage networks in North America and has more than 37,000 real estate brokers and agents and more than 1,400 offices throughout the United States./2/

  Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership/3/.

  Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has nearly $1 billion in assets and serves nearly
1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of November 30, 1998 Prudential Investments Fund Management is the 18th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.
----------
/1/ Prudential Investments serves as the Subadvisor to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadvisor to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp., as one of the subadvisors to Prudential Investment Portfolios, Inc., and Mercator Asset Management LP as the Subadvisor to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisors for The Target Portfolio Trust.
/2/ As of December 31, 1997.
/3/ On December 10, 1998, Prudential announced its intention to sell
    Prudential Health Care to Aetna, Inc. for $1 billion.

                                     III-1

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital LLC, a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./4/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if its important to a Prudential Mutual Fund.

  Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities./5/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including changes and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.
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/4/ As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.
/5/ As of December 31, 1997.

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